UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2020

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the commencement of an equity offering program under which CMS Energy Corporation (“CMS Energy”) may sell shares of CMS common stock (the “Shares”) having an aggregate sales price of up to $500,000,000 from time to time (the “Offering”), CMS Energy filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated April 28, 2020 (the “Prospectus Supplement”). CMS Energy may sell the Shares in amounts and at times to be determined by CMS Energy from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by CMS Energy from time to time, including (among others) market conditions, the trading price of CMS Energy’s common stock and determinations by CMS Energy of the appropriate sources of funding for CMS Energy.

The Offering will occur pursuant to an equity distribution agreement (“Agreement”) entered into among A) CMS Energy, B) Bank of America, N.A., Morgan Stanley & Co. LLC, Royal Bank of Canada and The Bank of Nova Scotia, (or their affiliates), each in its capacity as purchaser (each, a “Forward Purchaser” and, together, the “Forward Purchasers”) in a forward sale transaction pursuant to a master forward confirmation as supplemented by a supplemental confirmation, and C) BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., each in its capacity as agent for CMS Energy and/or principal in connection with the offering and sale of any Shares (each, an “Agent” and, together, the “Agents”), and each in its capacity as agent for any Forward Purchaser in connection with the offering and sale of any Shares pursuant to a forward sale transaction (each, a “Forward Seller” and, together, the “Forward Sellers”). The Agreement provides that CMS Energy may offer and sell from time to time pursuant to the Agreement, Shares having an aggregate sales price of up to $500,000,000 (i) through the Agents, acting as CMS Energy’s sales agents and/or acting as principal for its own account, and/or (ii) pursuant to forward sale transactions. The applicable Agent and Forward Seller will be entitled to compensation as provided under the terms of the Agreement.

In connection with each particular forward sale transaction, the relevant Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Forward Seller, sell a number of the Shares equal to the number of Shares underlying the particular forward sale transaction.

CMS Energy will not initially receive any proceeds from the sale of borrowed shares by a Forward Seller. CMS Energy expects to physically settle each particular forward sale transaction with the relevant Forward Purchaser on one or more dates specified by CMS Energy on or prior to the maturity date of that particular forward sale agreement, in which case CMS Energy would expect to receive per share cash proceeds at settlement equal to the forward sale price under the relevant forward sale agreement. However, CMS Energy may also elect to cash settle or net share settle a particular forward sale transaction, in which case CMS Energy may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and CMS Energy may owe cash (in the case of cash settlement) or shares (in the case of net share settlement) to the relevant Forward Purchaser.

Sales of the Shares, if any, under the Agreement may be made in privately negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including by ordinary brokers’ transactions through the facilities of the New York Stock Exchange, to or through a market maker or directly on or through an electronic communications network, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, in block transactions, through forward purchases or as otherwise agreed with the Agents and the Forward Sellers (and any related Forward Purchasers) and described in the Prospectus Supplement. CMS Energy has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the Agreement or terminate the Agreement.

The Shares will be issued pursuant to the Prospectus Supplement and CMS Energy’s automatic shelf registration statement on Form S-3 (File No. 333-236742) filed on February 28, 2020, with the SEC (the “Registration Statement”). This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

This Current Report on Form 8-K is being filed to file certain documents in connection with the Offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
1.1	Equity Distribution Agreement dated April 28, 2020 by and among CMS Energy and Bank of America, N.A., Morgan Stanley & Co. LLC, Royal Bank of Canada, The Bank of Nova Scotia, BofA Securities, Inc., RBC Capital Markets, LLC and Scotia Capital (USA) Inc.

5.1	Opinion of Melissa M. Gleespen, Esq., Vice President, Chief Compliance Officer and Corporate Secretary of CMS Energy, dated April 28, 2020, regarding the legality of the Shares.

23.1	Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: April 28, 2020	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer